UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-2 Home Equity Mortgage Pass-Through Certificates, Series 2003-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-11              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

   On December 26, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-2 Home Equity
Mortgage Pass-Through Certificates, Series 2003-2
--------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: January 5, 2004              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2003



                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-2
                                Statement to Certificate Holders
                                      December 26, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        88,760,000.00    57,386,862.02     4,796,914.08     75,545.42   4,872,459.50      0.00         0.00       52,589,947.94
A2        57,440,000.00    19,582,492.77     5,889,283.61     21,394.55   5,910,678.16      0.00         0.00       13,693,209.16
A3        55,568,000.00    55,568,000.00             0.00    335,723.33     335,723.33      0.00         0.00       55,568,000.00
P                100.00           100.00             0.00    112,971.80     112,971.80      0.00         0.00              100.00
AR               100.00             0.00             0.00          0.00           0.00      0.00         0.00                0.00
M1A        9,487,000.00     9,487,000.00             0.00     57,317.29      57,317.29      0.00         0.00        9,487,000.00
M1B1       7,488,000.00     7,488,000.00             0.00     14,306.50      14,306.50      0.00         0.00        7,488,000.00
M1B2       2,000,000.00     2,000,000.00             0.00      3,821.18       3,821.18      0.00         0.00        2,000,000.00
M2A        7,590,000.00     7,590,000.00             0.00     45,856.25      45,856.25      0.00         0.00        7,590,000.00
M2B        7,590,000.00     7,590,000.00             0.00     21,037.21      21,037.21      0.00         0.00        7,590,000.00
BA         8,539,000.00     8,539,000.00             0.00     51,589.79      51,589.79      0.00         0.00        8,539,000.00
BB         8,534,611.00     8,534,611.00             0.00     37,618.97      37,618.97      0.00         0.00        8,534,611.00
X2                 0.00             0.00             0.00          0.00           0.00      0.00         0.00                0.00
TOTALS   252,996,811.00   183,766,065.79    10,686,197.69    777,182.29  11,463,379.98      0.00         0.00      173,079,868.10

X1       252,996,611.00   190,540,438.36             0.00          3.84           3.84         0.00         0.00   179,450,794.80

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541N2X6      646.53968026     54.04364669    0.85112010   54.89476679          592.49603357       A1       1.528750 %
A2       22541N2Y4      340.92083513    102.52931076    0.37246779  102.90177855          238.39152437       A2       1.268750 %
A3       22541N2Z1    1,000.00000000      0.00000000    6.04166661    6.04166661        1,000.00000000       A3       7.250000 %
P        22541N3H0    1,000.00000000      0.00000000           ###            ##        1,000.00000000       P       10.810347 %
AR       22541N3A5        0.00000000      0.00000000    0.00000000    0.00000000            0.00000000       AR      10.810347 %
M1A      22541N3B3    1,000.00000000      0.00000000    6.04166649    6.04166649        1,000.00000000       M1A      7.250000 %
M1B1     22541N4Q9    1,000.00000000      0.00000000    1.91059028    1.91059028        1,000.00000000       M1B1     2.218750 %
M1B2     22541N4R7    1,000.00000000      0.00000000    1.91059000    1.91059000        1,000.00000000       M1B2     2.218750 %
M2A      22541N3D9    1,000.00000000      0.00000000    6.04166667    6.04166667        1,000.00000000       M2A      7.250000 %
M2B      22541N3E7    1,000.00000000      0.00000000    2.77170092    2.77170092        1,000.00000000       M2B      3.218750 %
BA       22541N3F4    1,000.00000000      0.00000000    6.04166647    6.04166647        1,000.00000000       BA       7.250000 %
BB       22541N3G2    1,000.00000000      0.00000000    4.40781308    4.40781308        1,000.00000000       BB       5.118750 %
TOTALS                  726.35724167     42.23846794    3.07190548   45.31037342          684.11877373

X1       22541N3J6      753.13435072      0.00000000    0.00001518    0.00001518          709.30118032       X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com

Sec. 4.06(a)(v)        Principal Remittance Amount (Total)                                                       9,625,334.20
                       Group 1                                                                                   4,335,274.81
                       Group 2                                                                                   5,290,059.39

                       Scheduled Principal Payments (Total)                                                        172,954.05
                       Group 1                                                                                      92,360.83
                       Group 2                                                                                      80,593.22

                       Principal Prepayments (Total)                                                             9,468,907.00
                       Group 1                                                                                   4,232,716.48
                       Group 2                                                                                   5,236,190.52

                       Curtailments (Total)                                                                        113,195.40
                       Group 1                                                                                      33,213.43
                       Group 2                                                                                      79,981.97

                       Cutailment Interest Adjustments (Total)                                                         127.66
                       Group 1                                                                                          56.49
                       Group 2                                                                                          71.17

                       Repurchase Principal (Total)                                                                      0.00
                       Group 1                                                                                           0.00
                       Group 2                                                                                           0.00

                       Substitution Amounts (Total)                                                                      0.00
                       Group 1                                                                                           0.00
                       Group 2                                                                                           0.00

                       Net Liquidation Proceeds (Total)                                                                  0.00
                       Group 1                                                                                           0.00
                       Group 2                                                                                           0.00

                       Other Principal Adjustments (Total)                                                              -0.57
                       Group 1                                                                                          -0.18
                       Group 2                                                                                          -0.39

                       Gross Interest (Total)                                                                    1,809,837.49
                       Group 1                                                                                     767,941.23
                       Group 2                                                                                   1,041,896.26

                       Recoveries from Prior Loss Determinations (Total)                                                 0.00
                       Group 1                                                                                           0.00
                       Group 2                                                                                           0.00

                       Reimbursements of Non-Recoverable Advances Previously Made (Total)                          129,849.34
                       Group 1                                                                                      23,072.24
                       Group 2                                                                                     106,777.10


                       Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                              0.00
                       Group 1                                                                                           0.00
                       Group 2                                                                                           0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                           59
                       Group 1                                                                                             33
                       Group 2                                                                                             26

                       Balance of Loans with Respect to which Prepayment Penalties were Collected                2,628,455.67
                       Group 1                                                                                   1,372,011.26
                       Group 2                                                                                   1,256,444.41

                       Amount of Prepayment Penalties Collected                                                    112,970.90
                       Group 1                                                                                      56,667.51
                       Group 2                                                                                      56,303.39

                       Beginning Number of Loans Outstanding (Total)                                                    4,747
                       Group 1                                                                                          2,584
                       Group 2                                                                                          2,163

                       Beginning Aggregate Loan Balance (Total)                                                190,540,538.36
                       Group 1                                                                                  82,914,527.39
                       Group 2                                                                                 107,626,010.97

                       Ending Number of Loans Outstanding (Total)                                                       4,509
                       Group 1                                                                                          2,458
                       Group 2                                                                                          2,051

                       Ending Aggregate Loan Balance (Total)                                                   179,450,894.80
                       Group 1                                                                                  78,328,135.07
                       Group 2                                                                                 101,122,759.73

                       Servicing Fees (Total, including Credit Risk Manager Fees)                                   82,539.64
                       Group 1                                                                                      35,948.22
                       Group 2                                                                                      46,591.42

                       Trustee Fees (Total)                                                                          2,222.97
                       Group 1                                                                                         967.34
                       Group 2                                                                                       1,255.64

                       Current Advances (Total)                                                                           N/A
                       Group 1                                                                                            N/A
                       Group 2                                                                                            N/A

                       Aggregate Advances (Total)                                                                         N/A
                       Group 1                                                                                            N/A
                       Group 2                                                                                            N/A

Section 4.06(a)(v)     Delinquent Mortgage Loans
                                               Group 1
                                                                                        Principal
                                              Category              Number               Balance               Percentage
                                              1 Month                        35            1,182,524.54                  1.51 %
                                              2 Month                        19              620,819.07                  0.79 %
                                              3 Month                        21              692,103.31                  0.88 %
                                              Total                      75                2,495,446.92                  3.18 %
                                               Group 2
                                                                                        Principal
                                              Category              Number               Balance               Percentage
                                              1 Month                        38            1,763,590.07                  1.74 %
                                              2 Month                        18              944,982.14                  0.93 %
                                              3 Month                        36            1,891,334.11                  1.87 %
                                               Total                         92            4,599,906.32                  4.54 %
                                               Group Totals
                                                                                        Principal
                                              Category              Number               Balance               Percentage
                                              1 Month                        73            2,946,114.61                  1.64 %
                                              2 Month                        37            1,565,801.21                  0.87 %
                                              3 Month                        57            2,583,437.42                  1.44 %
                                               Total                        167            7,095,353.24                  3.95 %
                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                        11              300,589.60                 0.38 %

                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                         9              346,383.17                 0.34 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                        20              646,972.77                 0.36 %
                                              * Only Current Bankruptcies are reflected in the table above.

Section 4.06(a)(v)     Foreclosures
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         1               53,547.30                 0.07 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                         1               53,547.30                 0.03 %

                       REO Properties
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %

                       Current Realized Losses (Total)                                                           1,334,460.02
                       Group 1                                                                                     228,045.27
                       Group 2                                                                                   1,106,414.75

                       Cummulative Realized Losses - Reduced by Recoveries (Total)                               2,305,820.98
                       Group 1                                                                                     453,047.98
                       Group 2                                                                                   1,852,773.00

Trigger Event          Trigger Event Occurrence (Effective May 2006)                                                       NO
                       (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                             2.30482 %
                       Sr. Enhancement Percentage x 18%                                                             5.77759 %
                                              OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                      0.91 %
                       Cumulative Loss Limit                                                                           6.75 %

O/C Reporting          Targeted Overcollateralization Amount                                                    12,649,840.55
                       Ending Overcollateralization Amount                                                       6,371,026.69
                       Ending Overcollateralization Deficiency                                                   6,278,813.86
                       Overcollateralization Release Amount                                                              0.00
                       Monthly Excess Interest                                                                   1,060,863.48
                       Payment to Class X-1                                                                              3.84


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.